Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities

Note 10 - Commitments and Contingent Liabilities

A.	Pledges and guarantees

1.

The Company has pledged certain items of its equipment and the rights to any insurance claims on such items to secure its indebtedness with banks, as well as floating liens on all of its remaining assets in favor of the banks.

2.

The Company has pledged certain items of its equipment as a guarantee for the implementation of its benefited enterprise. The Company has determined that it is in compliance with the conditions of the approval (see Note 14A).

3.	The Company has also pledged machines to secure its indebtedness to certain suppliers that provided financing to such equipment.

B.	Operating leases and other agreements

1.	The premises occupied by the Parent and Kubatronik are leased under two operating agreements that expire in February 2017 and June 2014, respectively.

2.

The Parent has signed several lease and maintenance agreements for production equipment with suppliers of equipment and software. Of such agreements, the main principal agreement expires in January 2015.

3.	Several production machines are leased by Kubatronik under operating agreements which will expire in June 2014.

4.	The Parent's motor vehicles are leased under operating lease agreements, mainly for three-year terms.

5.	Minimum future payments at December 31, 2012 due under the above agreements over the next five years and thereafter are as follows:

	Premises	Other
	leases	agreements
First year	1,077	704
Second year	1,025	476
Third year	975	293
Fourth year	975	212
Fifth year and thereafter	456	109

	4,508	1,794

Payments required under these agreements are charged to expense by the straight-linemethod over the periods of the respective leases.

Expenses recorded under these agreements for the years ended December 31, 2012, 2011,and 2010 were $ 1,183, $1,519, and $1,330, respectively.

C.           Indemnification agreement

The Parent entered into an indemnification agreement with its directors and officers and undertook to enter into the same agreement with future directors and officers, for losses incurred by a director or officer. Such indemnification amount is limited to the lesser of $2,000 or 25% of the Parent's shareholders' equity.

D.           Contingent Liabilities

Environmental Related Matters

On August 25, 2009, the Parent received a notice from the Petach Tikva Municipality claiming that random automatic wastewater samplings in proximity of its plant indicate  high levels of metal concentrations whichexceed the amounts permitted by law.  The Municipality requested an explanation of such alleged violation and further informed the Parent that its environmental department had determined to initiate procedures against any plant that is not in compliance with the permitted concentrations.  On September 16, 2009, the Parent sent a letter to the Municipality explaining that it had invested significant funds andresources each year in order to comply with all environmental legal requirements.  The Parent further indicated that it had been and continued to be engaged in several projects to reduce salt and metal concentrations in its plant wastewater and that it constantly updates its procedures with respect to environmental matters.  In addition, the Parent proposed to collaborate with the Municipality and conduct mutual teststo ensure maximum protection of the environment.  To date, the Parent has not received a response from the Municipality to its letter dated September16, 2009.  If the Parent is found to be in violation of environmental laws, it could be liable for damages and costs of remedial actions and could also be subject to revocation of the permits necessary to conduct its business.  Any such liability or revocation could have a material adverse effect on the Company's  business, financial condition and results of operations.

On May 4, 2010, the Parent received legal notice from the Magistrate's Court thatthe Public Council for the Prevention of Noise and Pollution in Israel (the"Public Council") had filed a lawsuit against it and certain of its directors regarding several alleged environmental damages caused by its release of industrial waste water. On May 3, 2011, the Parent and its directors entered into a settlement agreement with the Public Council.  The settlement agreement recognizes the significant improvement in the quality of the Parent's wastewater and the contribution of the Public Council to this effort.  The Public Council undertook not to take any action (civil, criminal, or administrative) against the Parent and its directors or file any complaint with any regulatory agency regarding the matter for a one year period from the date on which the Court approves the settlement.  The Parent undertook to paythe Public Council NIS 75 ($22) (plus applicable V.A.T.) for its expenses.  On May 4, 2011, the Court approved the settlement agreement and the settlement was given the effect of a judgment.

Employee Related Matters

Three lawsuits were filed against the Parent by an employee and two former employees regarding personal injuries that they allegedly had suffered during their employment with the Parent, seeking financial compensation of approximately $330 for past damages and an additional amount for future lost income, pain and suffering in such amount as the Court may determine. Four other employees notified the Parent that they also allegedly suffered personal injuries during their employment. Of these four employees, one is seeking compensation of $150 and the others did not state their claim amount.  The Parent submitted the claims to its insurance company, which informed the Parent that it is reviewing the statements of claims without prejudicing its rights to deny coverage.